SELIGMAN
--------------------------------------------        [GRAPHIC OMITTED]
                                      Income
                                  Fund, Inc.




                                  ANNUAL REPORT
                                DECEMBER 31, 2001
                               ------------------
                                  SEEKING HIGH
                                 CURRENT INCOME
                                 AND IMPROVEMENT
                                  OF INCOME AND
                               CAPITAL VALUE OVER
                                 THE LONGER TERM


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPHIC OMITTED]

[CAPTION TO OMITTED GRAPHIC]
James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...


Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

....VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.




--------------------------------------------------------------------------------
Table of Contents


To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   11
Statement of Operations ...................................................   12
Statements of Changes in Net Assets .......................................   13
Notes to Financial Statements .............................................   14
Financial Highlights ......................................................   17
Report of Independent Auditors AND
  For More Information ....................................................   19
Directors and Officers of the Fund ........................................   20
Glossary of Financial Terms ...............................................   24

TO THE SHAREHOLDERS

For the fiscal year ended December 31, 2001, Seligman Income Fund delivered a total return of -3.90%, based on the net asset value of Class A shares, while the stock market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), returned -11.88%. During the same time period, the Lipper Income Funds Average returned -0.07%, and the Lehman Bond Index rose 8.43%. Because the Fund invests in a mix of equities and fixed-income (at December 31, 2001, it had almost 60% of its portfolio invested in stocks), the Fund underperformed general market fixed-income averages, but outperformed general equity averages.

The Federal Reserve Board cut the federal funds rate on 11 occasions during 2001 in an effort to restart the economy. Short-term interest rates, which began the year at 6.50%, had been cut to 1.75% by year-end. The September 11 terrorist attacks caused a sharp drop in stock prices, but the market soon recouped those losses. While the attacks inflicted a serious economic blow, the US economy had already entered into a recession starting in March 2001, according to the National Bureau of Economic Research (NBER). Consumer spending remained generally strong throughout the year, helped by lower interest rates and lower energy prices.

As interest rates fell and the stock market remained volatile, US Treasury bonds and investment-grade corporate bonds outperformed most equities. With an economic turnaround not yet a given, bonds benefited from the reluctance of many investors to invest heavily in stocks. Longer-term yields moved slightly higher during 2001, as the bond market worried about inflation. Despite the uncertain economic climate, investment-grade corporate bond credit quality has been generally stable.

Looking ahead, we believe that much of the downturn is behind us. The National Association of Purchasing Managers Index has reversed its downward trend. Preliminary reports suggest that the economy actually expanded slightly during the fourth quarter, and the stock market staged a rally during that three-month period. Businesses, having instituted cost-cutting measures, should begin to meet and perhaps exceed earnings targets. Business inventories have been reduced, and an increase in demand could spur new manufacturing activity and help profits. Lower tax rates should also provide a constructive environment for growth.

While we expect continued uncertainty, we are optimistic that the US economy will both adapt to any challenges that lie ahead and resume economic expansion. Your Fund's equity portfolio has been repositioned to invest in sectors that should benefit from a recovery, including consumer cyclicals and certain areas of technology.

We are pleased to introduce Ben-Ami Gradwohl and David Guy as Co-Portfolio Managers of Seligman Income Fund. Ben-Ami and David head up Seligman Disciplined Investment Group, which was formed last fall by the merger of two existing investment teams at J. & W. Seligman. This merger will increase the investment resources available to the Fund, and we are confident that this will result in improved investment performance going forward.

Thank you for your continued support of Seligman Income Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
-----------------------------------

William C. Morris
Chairman

                           /s/ Brian T. Zino
                           -----------------
                           Brian T. Zino
                           President

February 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
BEN-AMI GRADWOHL AND DAVID GUY

Q:   HOW DID SELIGMAN INCOME FUND PERFORM DURING THE YEAR ENDED DECEMBER 31,
     2001?

A: For the year ended December 31, 2001, Seligman Income Fund posted a total return of -3.90% based on the net asset value of Class A shares. During the same time period, the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -11.88%, the Lipper Income Funds Average returned -0.07% , and the Lehman Bond Index returned 8.43%.

Q:   WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING
     2001?

A: The US economy weakened significantly during 2001, falling into a recession in March, according to the National Bureau of Economic Research. Among the problems was a sharp pullback in capital spending by businesses, whose profits came under severe pressure. The manufacturing sector in general, and technology companies in particular, were hurt by the lack of business spending. Many companies responded to weak demand and decreased earnings by instituting layoffs, which in turn caused the unemployment rate to rise to levels not seen since the last recession. The Federal Reserve Board lowered interest rates on 11 occasions during 2001, reducing the federal funds rate to 1.75% from 6.50% during the course of the year, hoping to reverse the economic slide. Consumers remained more resilient than businesses, helped by lower interest rates and a wave of mortgage refinancings. The September 11 terrorist attacks exacerbated an already difficult economic situation, but they may have had the effect of speeding up the correction process in the economy. The stock market regained its post-September 11 losses, and the economy has recently shown signs of strength.

     Bonds, which benefited both from lower interest rates and from the lower risk tolerance of many investors, enjoyed higher returns than most stocks during the year. Corporate credit quality was generally stable throughout the period.

Q: WHAT WAS YOUR INVESTMENT STRATEGY DURING 2001, AND WHAT CHANGES ARE CONTEMPLATED GOING FORWARD?

A: At year-end, the Fund had roughly 60% of its assets invested in stocks and 40% in bonds and convertible securities. We plan to continue this 60/40 breakdown. The Fund's largest holdings were in financials, semiconductor equipment and products, and health care. The Fund's holdings also included convertible securities, most of which were invested in high-quality companies in the semiconductor industry. The Fund's weighting in semiconductors was increased during the year because we believe this area will be among the first to benefit as the economy improves.

     Throughout 2001, the Fund's portfolio was repositioned to anticipate a rebound in the US economy, something we think will occur later this year. Because an economic upturn is impossible to time precisely, it is important for the Fund to be invested in advance; once the rebound is underway, it would likely be too late to take full advantage. The Fund's portfolio became less defensive during 2001 and more weighted toward stocks that tend to benefit from an environment of accelerating economic growth. Specifically, the Fund added to its holdings in the retail, paper and forest products, and software and services sectors. Also, anticipating an increase in adver-

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Income Fund is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective. Group members include Bettina Abrams, Jackson Chow, Frank Fay, Amy Fujii, Ray Lam, David Levy, Michael McGarry, Hendra Soetjahja, Jonathan Roth, Brian Turner, and Nancy Wu.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
BEN-AMI GRADWOHL AND DAVID GUY

    tising sales, the Fund added some names in the media sector. During the period under review, holdings in the areas of electronic technology, and communications equipment, and energy were reduced. (During 2000 and 2001, the Fund did not hold shares of Enron.)

    Going forward, the equity portion of the Fund's portfolio will be constructed using a combination of quantitative and analytical approaches, along with fundamental investment analysis. Using a quantitative model allows for the evaluation of a large number of companies with a great degree of objectivity, while seeking to reduce the risk of the portfolio relative to its benchmark, the S&P 500. At the same time, management of the Fund's portfolio will continue to be active, with an emphasis on bottom-up stock picking based on in-depth company research. The focus will remain on finding reasonably valued stocks with strong earnings. Individual stocks will still be judged by forward-looking indicators such as earnings acceleration, revenue, and cash flow. In terms of performance, our goal is to minimize volatility and maximize consistency.

Q:  WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

A: The fixed-income portion of the portfolio helped performance during 2001. Health care was a strong performer for the Fund during the year, particularly medical product stocks. Consumer cyclicals and the Fund's convertible holdings also performed well and added positively to performance. Returns were also helped by good stock picking in the software and services sector.

Q:  WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

A: The areas that detracted most from performance during 2001 were the energy sector (specifically natural gas and utilities) and consumer staples. The Fund's overweighting in technology also hurt performance overall, particularly during the third quarter, although the sector rebounded quite strongly during the fourth quarter.

Q:  WHAT IS YOUR OUTLOOK FOR 2002?

A: In 2002, we expect the economy to strengthen and begin to accelerate, most likely during the second half of the year. The economy is likely to be helped by the combination of an accommodative Fed policy, increased government spending, lower tax rates, and continued strong consumer spending. There have been fewer earnings disappointments, and we believe this is a positive sign that the economy may have turned the corner. Stock markets, which rallied during the fourth quarter of 2001, have historically anticipated economic rebounds.

    The manufacturing sector and other areas of the economy that have been hit hardest by the downturn could continue to face difficulties over the short term. We think some sectors of the economy will recover more quickly than others. For example, cyclicals and basic materials are likely to benefit from an upswing. We believe that technology, which has suffered significantly during the past two years, is poised for a recovery, albeit an uneven one (consumer electronics and PCs will likely see more growth than telecommunications). Businesses, having scaled back capital spending and instituted cost-cutting measures, will likely increase their expenditures in 2002 if they feel confident the economic picture has brightened. We believe that Seligman Income Fund, having positioned its portfolio to benefit from an economic recovery, will enjoy a more successful 2002.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
For Periods Ended December 31, 2001

                                                                                 AVERAGE ANNUAL
                                                           -------------------------------------------------------------------
                                                                                                CLASS B     CLASS C     CLASS D
                                                                                                 SINCE       SINCE       SINCE
                                                 SIX         ONE         FIVE         10       INCEPTION   INCEPTION   INCEPTION
                                               MONTHS*      YEAR         YEARS       YEARS      4/22/96     5/27/99     5/3/93
                                                -----       -----        -----       -----      ------      ------      ------
CLASS A**
With Sales Charge                              (7.02)%     (8.47)%       1.28%        6.02%        n/a         n/a        n/a
Without Sales Charge                           (2.41)      (3.90)        2.28         6.53         n/a         n/a        n/a

CLASS B**
With CDSC+                                     (7.55)      (9.31)        1.19          n/a        2.49%        n/a        n/a
Without CDSC                                   (2.73)      (4.61)        1.49          n/a        2.62         n/a        n/a

CLASS C**
With Sales Charge and CDSC                     (4.69)      (6.50)         n/a          n/a         n/a       (4.42)%      n/a
Without Sales Charge and CDSC                  (2.73)      (4.61)         n/a          n/a         n/a       (4.05)       n/a

CLASS D**
With 1% CDSC                                   (3.69)      (5.55)         n/a          n/a         n/a         n/a        n/a
Without CDSC                                   (2.73)      (4.61)        1.50          n/a         n/a         n/a       3.98%

LEHMAN BOND INDEX***                            4.66        8.43         7.43         7.23        7.64        7.77        6.91

LIPPER INCOME FUNDS AVERAGE***                 (0.58)      (0.07)        6.73         8.55        7.55++      3.20        8.40+++

S&P 500***                                     (5.56)     (11.88)       10.70        12.94       12.24       (2.95)      13.74

NET ASSET VALUE                                                     DIVIDENDS AND CAPITAL (LOSS) INFORMATION
                                                                    FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                    DIVIDENDS
             DECEMBER 31, 2001  JUNE 30, 2001  DECEMBER 31, 2000      PAID                                 CAPITAL GAIN (LOSS)
          --------------------- -------------  -----------------   -------------                         -----------------------
Class A          $12.04            $12.49           $12.83           $0.280                   REALIZED             $ (0.518)
Class B           12.00             12.44            12.78            0.185                   UNREALIZED              0.017(o)
Class C           12.00             12.44            12.78            0.185
Class D           12.00             12.44            12.78            0.185

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

-------

  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lehman Brothers Aggregate Bond Index (Lehman Bond Index), the Lipper
    Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of taxes and/or sales charges. The monthly performances of the Lipper Income Funds Average are used in the Performance Overview. The Lehman Bond Index and the S&P 500 exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index or an average.

  + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.

++   From April 25, 1996.

+++ From May 6, 1993.

(o) Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2001.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Income Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2001, to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index (Lehman Bond Index), the Lipper Income Funds Average and the Standard & Poor's 500 Composite Stock Index (S&P
500) for the same period. The performance of Seligman Income Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 4. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Lehman Bond Index, the Lipper Income Funds Average, and the S&P 500 exclude the effect of taxes, fees and/or sales charges.

[REPRESENTATION OF DATA IN LINE GRAPH IN PRINTED PIECE.]

DATE            WITH    WITHOUT
                LOAD     LOAD   LIPPER  ML HY   DLJ HY
                ----    ------- ------  -----   ------
12/31/91        9526    10000   10000   10000   10000
                10015   10514   9747    10031   9872
                10405   10924   9932    10397   10271
                10897   11440   10245   10773   10712
12/31/92        11196   11754   10760   11019   10741
                11925   12518   11231   11696   11185
                12224   12833   11286   11972   11481
                12653   13283   11577   12396   11781
12/31/93        12985   13632   11845   12554   11788
                12466   13086   11396   12099   11450
                12265   12876   11444   12023   11332
                12512   13135   12004   12337   11401
12/31/94        12280   12892   12002   12124   11444
                12941   13585   13170   12808   12021
                13886   14577   14428   13621   12753
                14448   15167   15575   14259   13003
12/31/95        14810   15547   16513   14820   13557
                14881   15622   17400   15087   13317
                15096   15847   18181   15359   13393
                15306   16068   18743   15648   13641
12/31/96        16027   16825   20306   16407   14050
                16144   16948   20850   16470   13971
                17096   17947   24491   17659   14484
                17888   18779   26325   18665   14965
12/31/97        18280   19191   27081   19005   15405
                19304   20265   30859   19968   15645
                19385   20350   31877   20068   16011
                18990   19936   28705   19316   16689
12/31/98        19608   20584   34819   20526   16745
                19306   20267   36553   20592   16662
                19637   20615   39131   21221   16515
                18782   19717   36685   20691   16627
12/31/99        19262   20222   42144   21548   16607
                19435   20403   43109   21902   16974
                19406   20373   41962   21900   17270
                19449   20418   41555   22567   17790
12/31/00        18667   19596   38305   22708   18539
                17707   18589   33762   22237   19100
                18381   19296   35737   22857   19207
                16634   17462   30491   21799   20093
12/31/01        17938   18831   33751   22723   20103


   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PORTFOLIO OVERVIEW

LARGEST INDUSTRIES+
DECEMBER 31, 2001

DIVERSIFICATION OF NET ASSETS

                                   PERCENT OF TOTAL
                                  ------------------
                                     DECEMBER 31,
                                  ------------------
                                    2001      2000
                                  --------  --------
Automotive and
   Components ...................    0.2       1.1
Capital Goods ...................    4.3       4.7
Chemicals .......................    1.0       2.4
Commercial Services and
   Supplies .....................    0.4       1.1
Communications Equipment ........    0.8       2.0
Computers and Peripherals .......    1.9       2.4
Consumer Staples ................    3.3       3.3
Electronic Equipment and
   Instruments ..................    0.9       0.7
Energy ..........................    5.1       7.4
Financials ......................   16.7      18.0
Health Care .....................    8.7      11.1
Hotels, Restaurants and
   Leisure ......................    0.6       0.7
Media ...........................    4.6       1.9
Paper and Forest Products .......    1.6       0.3
Retailing .......................    6.0       3.0
Semiconductor Equipment
   and Products .................   10.0       4.9
Software and Services ...........    5.7       3.8
Telecommunication Services ......    5.5       6.0
Transportation ..................    1.0       1.9
Utilities .......................    2.8       6.8
                                    ----       ---
Total Corporate
   Fixed-Income Securities
   and Common Stocks ............   81.1      83.5
US Government and
   Government
   Agency Securities ............   16.0      15.7
Short-Term Holding
   and Other Assets Less
   Liabilities ..................    2.9       0.8
                                    ----      ----
TOTAL                              100.0     100.0
                                   =====     =====


LARGEST INDUSTRIES(+)
DECEMBER 31, 2001

   PERCENT OF
   NET ASSETS
----------------
      20               FINANCIALS                                $28,979,841
      15               SEMICONDUCTOR EQUIPMENT AND PRODUCTS      $17,332,381
      10               HEALTH CARE                               $15,130,636
       5               RETAILING                                 $10,429,553
       0               SOFTWARE AND SERVICES                     $ 9,927,875

--------
+ Excludes US Government and Government Agency securities.

COMPOSITION OF NET ASSETS

                                         PERCENT OF TOTAL
                                      --------------------------
                                           DECEMBER 31,
                                      -------------------------
                                         2001         2000
                                       ---------    --------
Common Stocks                            58.9        59.0
----------------------------------------------------------------
Corporate Bonds ......................   13.4        22.2
Convertible Bonds ....................    7.6          --
Asset-Backed Securities ..............    1.2         2.3
----------------------------------------------------------------
Total Corporate
  Fixed-Income Securities ............   22.2        24.5
----------------------------------------------------------------
US Government and
  Government Agency
  Securities .........................   16.0        15.7
----------------------------------------------------------------
Short-Term Holding and
  Other Assets Less Liabilities ......    2.9         0.8
----------------------------------------------------------------
Total ................................  100.0       100.0
----------------------------------------------------------------

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                                   TEN LARGEST SALES
-----------------------------                           -----------------------
COMMON STOCKS:                                          COMMON STOCKS:
Philip Morris Companies*                                Pitney Bowes**
News Corp. (ADRs)*                                      Electronic Data Systems**
Sears, Roebuck*                                         Adelphia Communications (Class A)**
Air Products & Chemicals*                               American Home Products**
Weyerhaeuser*
Fannie Mae                                              US GOVERNMENT AND GOVERNMENT AGENCY SECURITIES:
                                                        GNMA 6.5%, 12/15/28
US GOVERNMENT AND GOVERNMENT AGENCY SECURITIES:
FHLMC 6.75%, 3/15/31*                                   CORPORATE BONDS:
US Treasury Notes 4.625%,  5/15/06*                     General Motors Acceptance 6.75%, 1/15/06**
US Treasury Notes 5%, 8/15/11*                          Lyondell Chemical 9.625%, 5/1/07**
FNMA 5.25%, 1/15/09*                                    Delta Air Lines 7.7%, 12/15/05**
                                                        Charles Schwab 8.05%, 3/1/10**
                                                        KeySpan 7.25%, 11/15/05**



Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order of size.

--------

  *Position added during the period.
 **Position eliminated during the period.

LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001

SECURITY                                       VALUE               SECURITY                                       VALUE
----------                                ---------------          ----------                                ---------------
US Treasury Bonds 6.25%, 8/15/23 ........    $4,886,856             Exxon Mobil ..............................  $3,450,540
Microsoft ...............................     4,074,683             Fannie Mae ...............................   3,378,750
NVIDIA 4.75%, 10/15/07 ..................     4,005,000             St. Jude Medical .........................   3,129,295
General Electric ........................     3,725,436             Baxter International .....................   3,110,540
Amkor Technology 5%, 3/15/07 ...........      3,575,000             United Technologies ......................   3,102,240

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
                                                       SHARES          VALUE
                                                    ------------  --------------
COMMON STOCK  58.9%
CAPITAL GOODS  4.3%
General Electric                                       92,950       $ 3,725,436
Masco                                                  26,200           641,900
United Technologies                                    48,000         3,102,240
                                                                    -----------
                                                                      7,469,576
                                                                    -----------
CHEMICALS  1.0%
Air Products & Chemicals                               38,200         1,791,962
                                                                    -----------
COMMUNICATIONS EQUIPMENT  0.8%
QUALCOMM*                                              27,450         1,385,539
                                                                    -----------
COMPUTERS AND
   PERIPHERALS  1.9%
Compaq Computer                                        69,950           682,712
EMC*                                                   51,200           688,128
International Business Machines                        15,700         1,899,072
                                                                    -----------
                                                                      3,269,912
                                                                    -----------
CONSUMER STAPLES  3.3%
Coca-Cola                                              21,100           994,865
Kraft Foods (Class A)*                                 44,600         1,517,738
PepsiCo                                                24,300         1,183,167
Philip Morris Companies                                45,600         2,090,760
                                                                    -----------
                                                                      5,786,530
                                                                    -----------
ELECTRONIC EQUIPMENT
   AND INSTRUMENTS  0.6%
Jabil Circuit*                                         43,700           992,864
                                                                    -----------
ENERGY  4.1%
Baker Hughes                                           19,100           696,577
BP (ADRs) (United Kingdom)                             26,700         1,241,817
ChevronTexaco                                           7,400           663,114
Exxon Mobil                                            87,800         3,450,540
Royal Dutch Petroleum
   (NY shares) (Netherlands)                           22,850         1,120,107
                                                                    -----------
                                                                      7,172,155
                                                                    -----------
FINANCIALS  10.1%
American International Group                           34,225         2,717,465
Bank of America                                        13,500           849,825
Bank of New York                                       49,050         2,001,240
Chubb                                                  32,500         2,242,500
Citigroup                                              59,833         3,020,370
Fannie Mae                                             42,500         3,378,750
Merrill Lynch                                          20,100         1,047,612
Principal Financial Group (The)                        15,400           369,600
XL Capital (Class A) (Bermuda)                         21,600         1,973,376
                                                                    -----------
                                                                     17,600,738
                                                                    -----------
HEALTH CARE  8.3%
Abbott Laboratories                                    32,400         1,806,300
Baxter International                                   58,000         3,110,540
Bristol-Myers Squibb                                   20,000         1,020,000
Genentech*                                             12,400           672,700
Johnson & Johnson                                      32,900         1,944,390
Pfizer                                                 67,800         2,701,830
St. Jude Medical*                                      40,300         3,129,295
                                                                    -----------
                                                                     14,385,055
                                                                    -----------
HOTELS, RESTAURANTS
   AND LEISURE  0.6%
Starwood Hotels & Resorts
   Worldwide                                           31,600        $   943,260
                                                                     -----------
MEDIA  4.0%
AOL Time Warner*                                       38,600          1,239,060
Clear Channel Communications*                          13,100            666,921
Comcast (Class A)*                                     44,250          1,593,221
Interpublic Group of Companies                         20,300            599,662
News Corp. (ADRs) (Australia)                          66,800          2,124,908
Viacom (Class B)*                                      17,400            768,210
                                                                     -----------
                                                                       6,991,982
                                                                     -----------
PAPER AND FOREST
   PRODUCTS  1.6%
Bowater                                                23,300          1,111,410
Weyerhaeuser                                           31,500          1,703,520
                                                                     -----------
                                                                       2,814,930
                                                                     -----------
RETAILING  5.4%
Costco Wholesale*                                      29,950          1,329,481
Home Depot (The)                                       24,850          1,267,599
Limited (The)                                          69,100          1,017,152
May Department Stores                                  32,500          1,201,850
Sears, Roebuck                                         42,600          2,029,464
Wal-Mart Stores                                        43,700          2,514,935
                                                                     -----------
                                                                       9,360,481
                                                                     -----------
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS    4.7%
Agere Systems (Class A)*                              206,900          1,177,261
Analog Devices*                                        36,000          1,598,040
Intel                                                  73,600          2,314,350
Micron Technology*                                     20,900            647,900
Novellus Systems*                                      24,450            965,164
Xilinx*                                                35,700          1,393,728
                                                                     -----------
                                                                       8,096,443
                                                                     -----------
SOFTWARE AND
   SERVICES  3.4%
Citrix Systems*                                        27,150            615,355
Microsoft*                                             61,500          4,074,683
Oracle*                                                46,400            641,016
VERITAS Software*                                      13,200            591,821
                                                                     -----------
                                                                       5,922,875
                                                                     -----------
TELECOMMUNICATION
   SERVICES  3.4%
AT&T                                                   48,000            870,720
SBC Communications                                     55,100          2,158,267
Sprint FON Group                                       32,700            656,616
Sprint PCS Group*                                      46,500          1,135,065
Verizon Communications                                 20,860            990,016
Williams Communications Group*                         33,183             77,980
                                                                     -----------
                                                                       5,888,664
                                                                     -----------
TRANSPORTATION  0.7%
AMR*                                                   53,900          1,194,963
                                                                     -----------
UTILITIES  0.7%
El Paso                                                28,721          1,281,244
                                                                     -----------
TOTAL COMMON STOCKS
    (Cost $104,458,252)                                              102,349,173
                                                                     -----------
----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
                                                  PRINCIPAL
                                                    AMOUNT              VALUE
                                                ----------------     ----------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES   16.0%
US Treasury Bonds:
   7.5%, 11/15/16                                 $   495,000        $   585,512
   6.25%, 8/15/23                                   4,615,000          4,886,856
   6.25%, 5/15/30                                     740,000            801,831
US Treasury Notes:
   3%, 11/30/03                                       970,000            970,986
   4.625%, 5/15/06                                  1,375,000          1,394,605
   6%, 8/15/09                                        260,000            277,256
   5%, 8/15/11                                      1,350,000          1,347,048
FHLMC:
   5.5%, 7/15/06                                      750,000            771,542
   6.625%, 9/15/09                                    940,000          1,002,234
   6.75%, 3/15/31                                   1,550,000          1,653,368
FHLMC GOLD:+
   6%, 11/1/10                                        697,989            710,525
   7.5%, 10/1/17                                      410,934            428,357
   8%, 12/1/23                                        605,658            644,613
FNMA:
   5.25%, 6/15/06                                   1,950,000          1,987,042
   4.75%, 1/2/07                                      700,000            696,074
   5.25%, 1/15/09                                   1,200,000          1,189,690
FNMA:+
   8.5%, 9/1/15                                       350,923            371,854
   8.5%, 9/1/15                                       463,981            491,658
   6%, 5/1/16                                         948,463            951,723
   6.5%, 5/1/18                                       599,814            608,733
   7%, 10/1/20                                        371,925            381,310
   8%, 6/1/28                                         642,793            680,843
   6%, 9/1/28                                         806,427            794,485
   6%, 12/1/28                                        572,658            564,178
   7%, 12/1/29                                        594,719            607,194
GNMA:+
   6.5%, 12/15/28                                     713,264            717,594
   6%, 12/20/28                                       750,076            733,738
US Government Gtd. Title XI
   (Bay Transportation)
   7.3%, 6/1/21                                     1,451,000          1,547,494
                                                                     -----------
TOTAL US GOVERNMENT
   AND GOVERNMENT
   AGENCY SECURITIES
   (Cost $27,565,376)                                                 27,798,343
                                                                     -----------
CORPORATE BONDS  13.4%
AUTOMOTIVE AND
   COMPONENTS    0.2%
Ford Motor Credit
   7.45%, 7/16/31                                     350,000            321,567
                                                                     -----------
COMMERCIAL SERVICES AND
   SUPPLIES    0.4%
Pitney Bowes 5.75%, 8/15/08                           600,000            598,144
                                                                     -----------
ELECTRONIC EQUIPMENT
   AND INSTRUMENTS   0.3%
Emerson Electronic
   5.75%, 11/1/11                                     610,000            592,183
                                                                     -----------
ENERGY   1.0%
Ashland 6.86%, 5/1/09                                 400,000            400,157
Coastal 7.625%, 9/1/08                                630,000            646,732
Ocean Energy 8.25%, 7/1/18                            675,000            713,813
                                                                     -----------
                                                                       1,760,702
                                                                     -----------
FINANCIALS     6.6%
American General
   7.5%, 8/11/10                                      600,000            659,373
Associates Corp. of
   North America
   6.95%, 11/1/18                                     650,000            670,819
Bank of America
   4.75%, 10/15/06                                    900,000            882,108
Bank One Texas
   6.25%, 2/15/08                                     600,000            611,255
Capital One Bank
   6.875%, 2/1/06                                     670,000            654,246
FleetBoston Financial
   4.875%, 12/1/06                                    700,000            684,975
General Electric Capital
   6.5%, 12/10/07                                     600,000            638,276
General Motors Acceptance
   6.875%, 9/15/11                                    700,000            686,886
Household Finance
   6.5%, 11/15/08                                     950,000            949,855
International Lease Finance
   5.5%, 6/7/04                                       875,000            892,903
Mercantile Bankcorporation
   7.3%, 6/15/07                                      980,000          1,051,896

Morgan Stanley Group
   6.75%, 4/15/11                                     725,000            742,998
National Rural Utilities
   6%, 5/15/06                                        650,000            660,947
PNC Funding 5.75%, 8/1/06                             775,000            786,963
Quebec Province 7.5%, 9/15/29                         720,000            805,603
                                                                     -----------
                                                                      11,379,103
                                                                     -----------
HEALTH CARE  0.4%
Abbott Laboratories
   5.625%, 7/1/06                                     725,000            745,581
                                                                     -----------
MEDIA  0.6%
CSC Holdings
   7.25%, 7/15/08                                   1,000,000            991,691
                                                                     -----------
RETAILING  0.6%
Kohls 7.25%, 6/1/29                                   525,000            554,818
Target 5.4%, 10/1/08                                  520,000            514,254
                                                                     -----------
                                                                       1,069,072
                                                                     -----------
-------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
                                                       SHARES          VALUE
                                                    ------------    -----------
TELECOMMUNICATION
   SERVICES 2.1%
Bellsouth 5%, 10/15/06                          $    600,000       $    596,185
GTE California 6.7%, 9/1/09                          620,000            639,232
GTE North 5.65%, 11/15/08                            800,000            786,012
Qwest Communication
   7.5%, 11/1/08                                     650,000            658,112
WorldCom 7.75%, 4/1/27                               900,000            932,426
                                                                    -----------
                                                                      3,611,967
                                                                    -----------
UTILITIES 1.2%
Cinergy
   6.25%, 9/1/04                                     700,000            704,820
Florida Power and Light
   6%, 6/1/08                                        350,000            352,878
Penn Power & Light
   6.83%, 3/25/07                                  1,000,000          1,063,418
                                                                    -----------
                                                                      2,121,116
                                                                    -----------
TOTAL CORPORATE BONDS
  (Cost $23,181,434)                                                 23,191,126
                                                                    -----------


CONVERTIBLE BONDS  7.6%
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  5.3%
Amkor Technology
   5%, 3/15/07                                     5,200,000          3,575,000
Conexant Systems
   4%, 2/1/07                                      3,050,000          1,986,313
Cypress Semiconductor
   4%, 2/1/05                                      2,000,000          1,722,500
LSI Logic
   4%, 2/15/05                                     2,300,000          1,952,125
                                                                    -----------
                                                                      9,235,938
                                                                    -----------
SOFTWARE AND
   SERVICES   2.3%
NVIDIA 4.75%, 10/15/07                             2,400,000          4,005,000
                                                                    -----------
TOTAL CONVERTIBLE BONDS
  (Cost $11,157,153)                                                 13,240,938
                                                                    -----------
ASSET-BACKED
  SECURITIES+   1.2%
TRANSPORTATION  0.3%
United Air Lines
   7.032%, 10/1/10                                   517,491            492,374
                                                                   ------------
UTILITIES  0.9%
PECO Energy Transition Trust
   6.05%, 3/1/09                                   1,500,000          1,554,912
                                                                   ------------
TOTAL ASSET-BACKED
  SECURITIES
  (Cost $2,016,054)                                                   2,047,286
                                                                   ------------
REPURCHASE
  AGREEMENT  1.7%
  (Cost $2,900,000)                                2,900,000          2,900,000
                                                                   ------------
TOTAL INVESTMENTS  98.8%
     (Cost $171,278,269)                                            171,526,866
OTHER ASSETS LESS
  LIABILITIES  1.2%                                                   2,064,087
                                                                   ------------
NET ASSETS 100.0%                                                  $173,590,953
                                                                   ============
-------
  *Non-income producing security.

  +Investments in mortgage- and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from the instruments.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $104,458,252) ............................................  $ 102,349,173
  Corporate and convertible bonds (cost $34,338,587) ...........................     36,432,064
  US Government and Government Agency securities
   (cost $27,565,376) ..........................................................     27,798,343
  Asset-backed securities (cost $2,016,054) ....................................      2,047,286
  Repurchase agreement (cost $2,900,000) .......................................      2,900,000   $ 171,526,866
                                                                                  -------------
Cash ......................................................................................             343,150
Receivable for securities sold ............................................................           1,142,543
Receivable for interest and dividends .....................................................           1,115,902
Receivable for Capital Stock sold .........................................................             879,122
Investment in, and expenses prepaid to, shareholder service agent .........................              53,183
Other .....................................................................................              19,621
                                                                                                  -------------
TOTAL ASSETS ..............................................................................         175,080,387
                                                                                                  -------------
LIABILITIES:
Payable for Capital Stock repurchased .....................................................             591,284
Payable for securities purchased ..........................................................             436,811
Management fee payable ....................................................................              88,366
Accrued expenses and other ................................................................             372,973
                                                                                                  -------------
TOTAL LIABILITIES .........................................................................           1,489,434
                                                                                                  -------------
NET ASSETS ................................................................................       $ 173,590,953
                                                                                                  =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 14,425,774 shares outstanding):
  Class A .................................................................................       $  10,551,431
  Class B .................................................................................           1,397,662
  Class C .................................................................................             473,989
  Class D .................................................................................           2,002,692
Additional paid-in capital ................................................................         176,622,040
Undistributed net investment income .......................................................             505,128
Accumulated net realized loss .............................................................         (18,210,586)
Net unrealized appreciation of investments ................................................             248,597
                                                                                                  -------------
Net Assets ................................................................................       $ 173,590,953
                                                                                                  =============
NET ASSET VALUE PER SHARE:

CLASS A ($127,085,043 / 10,551,431 shares) ................................................              $12.04
                                                                                                         ======
CLASS B ($16,778,387 / 1,397,662 shares) ..................................................              $12.00
                                                                                                         ======
CLASS C ($5,689,076 / 473,989 shares) .....................................................              $12.00
                                                                                                         ======
CLASS D ($24,038,447 / 2,002,692 shares) ..................................................              $12.00
                                                                                                         ======

------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:

Interest ............................................................................ $  5,633,109
Dividends (net of foreign tax withheld of $6,663) ...................................    1,129,984
                                                                                      ------------
Total Investment Income ............................................................................ $   6,763,093
EXPENSES:

Management fee ......................................................................    1,092,377
Distribution and service fees .......................................................      831,145
Shareholder account services ........................................................      456,262
Shareholder reports and communications ..............................................       76,862
Auditing and legal fees .............................................................       65,479
Registration ........................................................................       62,894
Custody and related services ........................................................       46,223
Directors' fees and expenses ........................................................        7,789
Miscellaneous .......................................................................       12,855
                                                                                      ------------
Total Expenses ......................................................................                    2,651,886
                                                                                                      ------------
Net Investment Income 4,111,207 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ....................................................   (7,472,849)
Net change in unrealized appreciation of investments ................................   (3,956,750)
                                                                                      ------------
Net Loss on Investments .............................................................                  (11,429,599)
                                                                                                      ------------
Decrease in Net Assets from Operations ..............................................                 $ (7,318,392)
                                                                                                      ============

---------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED DECEMBER 31,
                                                                          ---------------------------------------
                                                                              2001                      2000
                                                                          -------------            --------------
OPERATIONS:
Net investment income ................................................    $   4,111,207            $   5,412,112
Net realized loss on investments .....................................       (7,472,849)              (6,896,199)
Net change in unrealized appreciation of investments .................       (3,956,750)              (6,072,592)
                                                                          -------------            -------------
Decrease in Net Assets from Operations ...............................       (7,318,392)              (7,556,679)
                                                                          -------------            -------------
DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
   Class A ...........................................................       (2,952,266)              (4,102,900)
   Class B ...........................................................         (256,609)                (323,822)
   Class C ...........................................................          (79,482)                 (52,273)
   Class D ...........................................................         (416,165)                (718,623)
                                                                          -------------            -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ............................       (3,704,522)              (5,197,618)
                                                                          -------------            -------------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares ....................................       25,194,476               13,370,680
Investment of dividends ..............................................        2,616,138                3,485,653
Exchanged from associated Funds ......................................       18,580,707               13,693,235
                                                                          -------------            -------------
Total ................................................................       46,391,321               30,549,568
                                                                          -------------            -------------
Cost of shares repurchased ...........................................      (42,567,452)             (62,380,602)
Exchanged into associated Funds ......................................      (23,530,585)             (32,738,176)
                                                                          -------------            -------------
Total ................................................................      (66,098,037)             (95,118,778)
                                                                          -------------            -------------
DECREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ...................................      (19,706,716)             (64,569,210)
                                                                          -------------            -------------
DECREASE IN NET ASSETS ...............................................      (30,729,630)             (77,323,507)
NET ASSETS:
Beginning of year ....................................................      204,320,583              281,644,090
                                                                          -------------            -------------
END OF YEAR (including undistributed net investment income of
  $505,128 and $220,118, respectively) ...............................    $ 173,590,953            $ 204,320,583
                                                                          =============            =============


--------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, asset-backed securities, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

D. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. &
     W. Seligman & Co., Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001, matured pursuant to its terms.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government and government agency obligations and short-term investments, for the year ended December 31, 2001, amounted to $142,488,126 and $147,426,279, respectively; purchases

NOTES TO FINANCIAL STATEMENTS

and sales of US Government and government agency obli-gations were $24,171,474 and $38,967,906, respectively.

   At December 31, 2001, the cost of investments for federal income tax purposes was $170,944,926. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $14,146,886 and $13,346,305, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets, and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $4,317 from sales of Class A shares. Commissions of $34,174 and $29,940 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2001, fees incurred under the Plan aggregated $326,409, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $170,056, $51,391, and $283,289, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $25,422.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2001, amounted to $2,079.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions of $1,758 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $28,409, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $456,262 for shareholder account services in accordance with a methodology approved by the Fund's directors.

   Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, shareholder transaction volume and number of shareholder accounts.

   The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,553.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2001, of $65,386 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2001, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $10,913,525, which is available for offset against future taxable net capital gains, expiring in various amounts through 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

   In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $7,059,890 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

7. CHANGE IN ACCOUNTING PRINCIPLE --As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount and premium on debt securities for financial statement purposes. Prior to January 1, 2001, the Fund amortized original issue discount on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $15,059 reduction in cost of securities and a corresponding $15,059 decrease in net unrealized depreciation, based on securities held by the Fund on January 1, 2001.

   The effect of this change for the year ended December 31, 2001 (for financial reporting purposes only), was to increase net investment income by $585,573; decrease net change in unrealized appreciation by $567,043; and increase net realized loss on investments by $18,530. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

8. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                              CLASS A
                          ------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------
                                   2001                        2000
                          -----------------------   ----------------------------
                            SHARES     AMOUNT          SHARES        AMOUNT
                          ---------- -----------    -----------  ---------------
Net proceeds from
  sales of shares        1,701,925   $20,168,508         584,063    $ 7,625,276
Investment of
  dividends                175,486     2,063,328         204,279      2,727,851
Exchanged from
  associated Funds         754,049     9,214,613         235,999      3,091,588
                       -----------   -----------    ------------    -----------
Total                    2,631,460    31,446,449       1,024,341     13,444,715
                       -----------   -----------    ------------    -----------
Cost of shares
  repurchased           (2,175,027)  (26,860,822)     (3,028,070)   (40,459,300)
Exchanged into
  associated Funds      (1,362,122)  (16,733,226)     (1,437,124)   (18,924,974)
                      ------------   -----------    ------------   ------------
Total                   (3,537,149)  (43,594,048)     (4,465,194)   (59,384,274)
                      ------------   -----------    ------------   ------------
Decrease                  (905,689) $(12,147,599)     (3,440,853)  $(45,939,559)
                      ============  ============    ============   ============






                                              CLASS B
                         ------------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
                         ------------------------------------------------------
                                  2001                         2000
                         -----------------------   ----------------------------
                           SHARES     AMOUNT          SHARES        AMOUNT
                         ---------- -----------    -----------  ---------------
Net proceeds from
  sales of shares          77,003     $ 941,573          88,520    $ 1,171,977
  dividends                14,700       172,054          14,305        190,336
Exchanged from
  associated Funds        463,605     5,583,955         453,204      5,912,581
                      -----------   -----------    ------------    -----------
Total                     555,308     6,697,582         556,029      7,274,894
                      -----------   -----------    ------------    -----------
Cost of shares
  repurchased            (377,212)   (4,585,418)       (281,542)    (3,740,963)
Exchanged into
  associated Funds       (286,018)   (3,540,902)       (482,259)    (6,357,660)
                      -----------   -----------    ------------    -----------
Total                    (663,230)   (8,126,320)       (763,801)   (10,098,623)
                      -----------   -----------    ------------    -----------
Decrease                 (107,922) $ (1,428,738)       (207,772)   $(2,823,729)
                      ===========  ============    ============    ============






                                               CLASS C
                             --------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                             -------- -----------------------------------------
                                      2001                        2000
                             -----------------------   ------------------------
                               SHARES     AMOUNT          SHARES      AMOUNT
                             ---------- -----------    -----------  -----------
Net proceeds from
  sales of shares             296,135   $3,640,555       284,124    $3,753,699
Investment of
  dividends                     4,911       57,714         3,212        42,580
Exchanged from
  associated Funds            178,837    2,141,447        36,275       468,907
                          -----------   ----------    ----------   -----------
Total                         479,883    5,839,716       323,611     4,265,186
                          -----------   ----------    ----------   -----------
Cost of shares
  repurchased                (190,286)  (2,342,682)      (77,607)   (1,019,570)
Exchanged into
  associated Funds           (131,604)  (1,524,526)      (54,219)     (710,267)
                          -----------   ----------    ----------    ----------
Total                        (321,890)  (3,867,208)     (131,826)   (1,729,837)
                          -----------   ----------    ----------    ----------
Increase                      157,993   $1,972,508       191,785    $2,535,349
                          ===========   ==========    ==========    ==========

                                              CLASS D
                          ------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------
                                   2001                        2000
                          -----------------------   ----------------------------
                            SHARES     AMOUNT          SHARES        AMOUNT
                          ---------- -----------    -----------  ---------------
Net proceeds from
  sales of shares           35,826   $   443,840       61,815      $  819,728
Investment of
  dividends                 27,558       323,042       39,401         524,886
Exchanged from
  associated Funds         136,882     1,640,692      321,078       4,220,159
                          --------   -----------   ----------    ------------
Total                      200,266    2,407,574       422,294       5,564,773
                          --------   -----------   ----------    ------------
Cost of shares
  repurchased             (716,317)   (8,778,530)  (1,294,689)    (17,160,769)
Exchanged into
  associated Funds        (139,564)   (1,731,931)    (509,906)      6,745,275)
                          --------   -----------   ----------   -------------
Total                     (855,881)  (10,510,461)  (1,804,595)    (23,906,044)
                          --------   -----------   ----------   -------------
Decrease                  (655,615)  $(8,102,887)  (1,382,301)   $(18,341,271)
                          ========   ===========   ==========   =============

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

                                                                               CLASS A
                                                        ---------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                          2001         2000        1999       1998         1997
                                                        ---------    ---------  -----------  -------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .................... $   12.83    $  13.57    $  14.35    $  14.81    $  14.97
                                                        ---------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income++ ...............................      0.31        0.33        0.51        0.64        0.71
Net realized and unrealized gain (loss)
  on investments++ ....................................     (0.82)      (0.74)      (0.76)       0.41        1.41
Net realized and unrealized gain (loss) from
  foreign currency transactions .......................        --          --          --          --       (0.10)
                                                        ---------    --------   ---------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS ......................     (0.51)      (0.41)      (0.25)       1.05        2.02
                                                        ---------    --------   ---------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................     (0.28)      (0.33)      (0.53)      (0.65)      (0.74)
Distributions from net realized capital gain ..........        --          --          --       (0.86)      (1.44)
TOTAL DISTRIBUTIONS ...................................     (0.28)      (0.33)      (0.53)      (1.51)      (2.18)
                                                        ---------    ---------  -----------  --------    --------
NET ASSET VALUE, END OF YEAR .......................... $   12.04    $  12.83    $  13.57    $  14.35    $  14.81
                                                        =========    =========  ===========  ========    ========
TOTAL RETURN:                                               (3.90)%     (3.09)%     (1.76)%      7.26%      14.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ................ $ 127,085    $147,047    $202,170    $256,060    $270,688
Ratio of expenses to average net assets ...............      1.25%       1.19        1.15%       1.10%       1.14%
Ratio of net investment income
     to average net assets++ ..........................      2.46%       2.51%       3.65        4.25%       4.66%
Portfolio turnover rate ...............................     93.34%      66.70%      72.46%     124.79%     138.90%


-------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                 CLASS B                                     CLASS C
                                              -----------------------------------------------    --------------------------
                                                                                                  YEAR ENEDED
                                                         YEAR ENDED DECEMBER 31,                  DECEMBER 31,     5/27/99*
                                              -----------------------------------------------    ----------------     TO
                                                2001       2000      1999       1998     1997     2001      2000   12/31/99
                                               -----       -----     -----      -----    -----    -----     -----   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $12.78      $13.52    $14.30     $14.79   $14.95    $12.78   $13.52   $14.14
                                              -------     -------   -------    -------  -------   -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income++ .....................    0.21        0.23      0.40       0.52     0.59      0.21     0.23     0.19
Net realized and unrealized gain (loss)
  on investments++ ..........................   (0.80)      (0.74)    (0.75)      0.39     1.41     (0.80)   (0.74)   (0.49)
Net realized and unrealized gain (loss) from
  foreign currency transactions                    --          --        --         --    (0.10)       --       --       --
                                              -------     -------   -------    -------  -------   -------  -------  -------
TOTAL FROM INVESTMENT OPERATIONS ............   (0.59)      (0.51)    (0.35)      0.91     1.90     (0.59)   (0.51)   (0.30)
                                              -------     -------   -------    -------  -------   -------  -------  -------
LESS DISTRIBUTIONS:
Dividends from net investment income .......    (0.19)      (0.23)    (0.43)     (0.54)   (0.62)    (0.19)   (0.23)   (0.32)
Distributions from net realized capital gain.      --         --         --      (0.86)   (1.44)       --       --       --
                                              -------     -------   -------    -------  -------   -------  -------  -------
TOTAL DISTRIBUTIONS .........................   (0.19)      (0.23)    (0.43)     (1.40)   (2.06)    (0.19)   (0.23)   (0.32)
                                              -------     -------   -------    -------  -------   -------  -------  -------
NET ASSET VALUE, END OF PERIOD .............   $12.00      $12.78    $13.52     $14.30   $14.79    $12.00   $12.78   $13.52
                                              =======     =======   =======    =======  =======   =======  =======  =======
TOTAL RETURN:                                   (4.61)%    (3.81)%    (2.47)%     6.28%   13.24%    (4.61)%  (3.81)%  (2.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...  $16,778     $19,248   $23,159    $21,096   $8,607     $5,689  $4,040   $1,680
Ratio of expenses to average net assets ....     2.00%       1.94%     1.90%      1.86%    1.90%     2.00%    1.94%    1.95%+
Ratio of net investment income
  to average net assets++ ..................     1.71%       1.76%     2.90%      3.49%    3.90%     1.71%    1.76%    2.73%+
Portfolio turnover rate ....................    93.34%      66.70%    72.46%    124.79%  138.90%    93.34%   66.70%   72.46%**

PER SHARE DATA:
                                                                     CLASS D
                                             -----------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------
                                               2001       2000        1999       1998        1997
                                             --------   --------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF YEAR ..........  $12.78     $13.52     $14.30     $14.78      $14.95
                                               ------     ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income++ .....................    0.21       0.23       0.40       0.52        0.59
Net realized and unrealized gain (loss)
  on investments++ ..........................   (0.80)     (0.74)     (0.75)      0.40        1.40
Net realized and unrealized gain (loss) from
  foreign currency transactions .............      --         --         --         --       (0.10)
                                               ------     ------     ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS ............   (0.59)     (0.51)     (0.35)      0.92        1.89
                                               ------     ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income .......    (0.19)     (0.23)     (0.43)     (0.54)      (0.62)
Distributions from net realized capital gain       --         --         --      (0.86)      (1.44)
                                               ------     ------     ------     ------      ------
TOTAL DISTRIBUTIONS .........................   (0.19)     (0.23)     (0.43)     (1.40)      (2.06)
                                               ------     ------     ------     ------      ------
NET ASSET VALUE, END OF YEAR ................  $12.00     $12.78     $13.52     $14.30      $14.78
                                               ======     ======     ======     ======      ======
Total Return:                                   (4.61)%    (3.81)%    (2.47)%     6.36%      13.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ...... $24,038    $33,986    $54,635    $78,263     $76,194
Ratio of expenses to average net assets .....    2.00%      1.94%      1.90%      1.86%       1.90%
Ratio of net investment income
  to average net assets++ ...................    1.71%      1.76%      2.90%      3.49%       3.90%
Portfolio turnover rate .....................   93.34%     66.70%     72.46%    124.79%     138.90%

---------

 *  Commencement of offering of shares.

**  For the year ended December 31, 1999.

  + Annualized.

 ++ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.04 and increase net realized and unrealized losson investments by $0.04 for each class, increase the ratios of net investment income to average net assets from 2.14% to 2.46% for Class A, and from 1.39% to 1.71% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated.

 See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Income Fund, Inc., including the portfolio of investments, as of December 31, 2001, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002


FOR MORE INFORMATION

MANAGER                                 GENERAL DISTRIBUTOR        IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated     Seligman Advisors, Inc.    (800) 221-2450    Shareholder Services
100 Park Avenue                         100 Park Avenue
New York, NY  10017                     New York, NY  10017        (800) 445-1777    Retirement Plan Services

GENERAL COUNSEL                         SHAREHOLDER SERVICE AGENT  (212) 682-7600    Outside the United States
Sullivan & Cromwell                     Seligman Data Corp.
                                        100 Park Avenue            (800) 622-4597    24-Hour Automated Telephone Access Service
INDEPENDENT AUDITORS                    New York, NY  10017
Deloitte & Touche LLP

DIRECTORS AND OFFICERS OF THE FUND

INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN INCOME FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS

                                                                                                            OTHER
                                                                                                            DIRECTORSHIPS
                                                                                             NUMBER OF      HELD BY
                  TERM OF                                                                    PORTFOLIOS IN  DIRECTOR NOT
                  OFFICE AND                                                                 FUND           DISCLOSED
NAME, (AGE),      LENGTH OF                                                                  COMPLEX        UNDER
POSITION(S) HELD  TIME         PRINCIPAL OCCUPATION(S) DURING                                OVERSEEN BY    PRINCIPAL
WITH FUND(O)      SERVED       PAST FIVE YEARS AND OTHER INFORMATION                         DIRECTOR       OCCUPATIONS
------------------------------------------------------------------------------------------------------------------------------------
JOHN R.         1995 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts       61             None
GALVIN (72)(2,4)              University; Director or Trustee, the Seligman Group of
Director                      investment companies+; Chairman Emeritus, American Council on Germany; Governor of the Center for Creative Leadership;
                              Director, Raytheon Co., defense and commercial electronics;
                              National Defense University; and the Institute for Defense
                              Analyses. Formerly, Director, USLIFE Corporation, life
                              insurance; Ambassador, U.S. State Department for
                              negotiations in Bosnia; Distinguished Policy Analyst at Ohio
                              State University and Olin Distinguished Professor of
                              National Security Studies at the United States Military
                              Academy. From June 1987 to June 1992, he was the Supreme
                              Allied Commander, Europe and the Commander-in-Chief, United
                              States European Command.
------------------------------------------------------------------------------------------------------------------------------------
ALICE S.        1991 to Date  President Emeritus, Sarah Lawrence College; Director or            61              None
ILCHMAN (66)(3,4)             Trustee, the Seligman Group of investment companies+;
Director                      Trustee, the Committee for Economic Development; Chairman,
                              The Rockefeller Foundation, charitable foundation; and
                              Director, Public Broadcasting Service (PBS). Formerly,
                              Trustee, The Markle Foundation, philanthropic organization;
                              and Director, New York Telephone Company; and International
                              Research and Exchange Board, intellectual exchanges.
------------------------------------------------------------------------------------------------------------------------------------
FRANK A.        1995  to Date Retired Chairman of the Board and Chief Executive Officer of       61              None
MCPHERSON (68)(3,4)           Kerr-McGee Corporation, diversified energy company; Director
Director                      or Trustee, the Seligman Group of investment companies+;
                              Director, Kimberly-Clark Corporation, consumer products;
                              Conoco Inc., oil exploration and production; Bank of
                              Oklahoma Holding Company; Baptist Medical Center; Oklahoma
                              Chapter of the Nature Conservancy; Oklahoma Medical Research
                              Foundation; National Boys and Girls Clubs of America; and
                              Oklahoma Foundation for Excellence in Education. Formerly,
                              Chairman, Oklahoma City Public Schools Foundation; and
                              Director, Federal Reserve System's Kansas City Reserve Bank,
                              the Oklahoma City Chamber of Commerce, and Member of the
                              Business Roundtable.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN E.         1995 to Date  Retired Chairman and Senior Partner, Sullivan & Cromwell,          61              None
MEROW (72)(2,4)               law firm; Director or Trustee, the Seligman Group of
Director                      investment companies+; Director, Commonwealth Industries,
                              Inc., manufacturers of aluminum sheet products; the Foreign
                              Policy Association; Municipal Art Society of New York; the
                              U.S. Council for International Business; and Vice Chairman,
                              New York-Presbyterian Healthcare System, Inc.; Life Trustee,
                              New York-Presbyterian Hospital; and Member of the American
                              Law Institute and Council on Foreign Relations.
 ----------------------------------------------------------------------------------------------------------------------------------
 BETSY S.       1984 to Date  Attorney; Director or Trustee, the Seligman Group of               61              None
 MICHEL (59)(2,4)             investment companies+; Trustee, The Geraldine R. Dodge
 Director                     Foundation, charitable foundation; and World Learning, Inc.
                              Formerly, Chairman of the Board of Trustees of St. George's
                              School (Newport, RI); and Director, the National Association
                              of Independent Schools (Washington, DC).
 -----------------------------------------------------------------------------------------------------------------------------------

 --------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND

INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN INCOME FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS (CONTINUED)

                                                                                                            OTHER
                                                                                                            DIRECTORSHIPS
                                                                                             NUMBER OF      HELD BY
                  TERM OF                                                                    PORTFOLIOS IN  DIRECTOR NOT
                  OFFICE AND                                                                 FUND           DISCLOSED
NAME, (AGE),      LENGTH OF                                                                  COMPLEX        UNDER
POSITION(S) HELD  TIME         PRINCIPAL OCCUPATION(S) DURING                                OVERSEEN BY    PRINCIPAL
WITH FUND(O)      SERVED       PAST FIVE YEARS AND OTHER INFORMATION                         DIRECTOR       OCCUPATIONS
------------------------------------------------------------------------------------------------------------------------------------
JAMES C.        1971 to Date     Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm;        61             None
PITNEY (75)(3,4)                 Director or Trustee, the Seligman Group of investment
Director                         companies+. Formerly, Director, Public Service Enterprise
                                 Group, public utility.
------------------------------------------------------------------------------------------------------------------------------------
LEROY C.        2000 to Date     Chairman and Chief Executive Officer, Q Standards Worldwide,    60             None
RICHIE (60)(2,4)                 Inc., library of technical standards; Director or Trustee,
Director                         the Seligman Group of investment companies (except Seligman
                                 Cash Management Fund, Inc.)+; Director, Kerr-McGee
                                 Corporation, diversified energy company; and Infinity, Inc., oil and gas services and exploration; Chairman, Highland
                                 Park Michigan Economic Development Corp; Trustee, New York
                                 University Law Center Foundation and Vice Chairman, Detroit
                                 Medical Center. Formerly, Chairman and Chief Executive
                                 Officer, Capital Coating Technologies, Inc., applied coating technologies; Vice President and General Counsel, Automotive
                                 Legal Affairs, Chrysler Corporation.
------------------------------------------------------------------------------------------------------------------------------------
JAMES Q.        1991 to Date     Director or Trustee, the Seligman Group of investment           61             None
RIORDAN (74)(3,4)                companies+; Director or Trustee, The Houston Exploration
                                 Company, oil exploration; The Brooklyn Museum, KeySpan
                                 Corporation, diversified energy and electric company; and
                                 the Committee for Economic Development. Formerly,
                                 Co-Chairman of the Policy Council of the Tax Foundation;
                                 Director, Tesoro Petroleum Companies, Inc. and Dow Jones &
                                 Company, Inc., a business and financial news company;
                                 Director and President, Bekaert Corporation, high-grade
                                 steel cord, wire and fencing products company; Vice
                                 Chairman, Exxon Mobil Corporation, petroleum and
                                 petrochemicals company; and Director, Public Broadcasting
                                 Service (PBS).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT L.       1980 to Date     Retired Vice President, Pfizer Inc., pharmaceuticals;           61            None
SHAFER (69)(3,4)                 Director or Trustee, the Seligman Group of investment
Director                         companies+. Formerly, Director, USLIFE Corporation, life
                                 insurance.
------------------------------------------------------------------------------------------------------------------------------------
JAMES N.        1993 to Date     Retired Executive Vice President and Chief Operating            61            None
WHITSON (66)(2,4)                Officer, Sammons Enterprises, Inc., a diversified holding
Director                         company; Director or Trustee, the Seligman Group of
                                 investment companies+; Director, C-SPAN, cable television, and CommScope, Inc., manufacturer of coaxial cables.
------------------------------------------------------------------------------------------------------------------------------------

-------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND

INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN INCOME FUND IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

                                                                                                            OTHER
                                                                                                            DIRECTORSHIPS
                                                                                             NUMBER OF      HELD BY
                  TERM OF                                                                    PORTFOLIOS IN  DIRECTOR NOT
                  OFFICE AND                                                                 FUND           DISCLOSED
NAME, (AGE),      LENGTH OF                                                                  COMPLEX        UNDER
POSITION(S) HELD  TIME         PRINCIPAL OCCUPATION(S) DURING                                OVERSEEN BY    PRINCIPAL
WITH FUND(O)      SERVED       PAST FIVE YEARS AND OTHER INFORMATION                         DIRECTOR       OCCUPATIONS
-----------------------------------------------------------------------------------------------------------------------------------
 WILLIAM C.     1988 to Date     Chairman, J. & W. Seligman & Co. Incorporated, Chairman and      61           None
 MORRIS (63)*(1)                 Chief Executive Officer of the Seligman Group of investment
 Director,                       companies+; Chairman, Seligman Advisors, Inc., Seligman
 Chairman of                     Services, Inc., and Carbo Ceramics Inc., ceramic proppants
 the Board and                   for oil and gas industry; and Director, Seligman Data Corp.,
 Chief Executive                 Kerr-McGee Corporation, diversified energy company.
 Officer                         Formerly, Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.
-----------------------------------------------------------------------------------------------------------------------------------
 BRIAN T.       Dir: 1993 to     Director and President, J. & W. Seligman & Co. Incorporated;     61           None
 ZINO(49)*(1)      Date          President of twenty-one investment companies in the Seligman
 Director       Pres: 1995 to    Group of investment companies and Director or Trustee of the
 and President     Date          Seligman Group of investment companies+, Seligman Advisors,
                                 Inc., and Seligman Services, Inc.; Chairman, Seligman Data
                                 Corp.; Member of the Board of Governors of the Investment
                                 Company Institute; and Vice Chairman, ICI Mutual Insurance
                                 Company.
-----------------------------------------------------------------------------------------------------------------------------------
 BEN-AMI         2001 to Date    Managing Director, J. & W. Seligman & Co. Incorporated since     N/A          N/A
 GRADWOHL(43)                    January 2000; Vice President and Co-Portfolio Manager of
 Vice President                  Seligman Common Stock Fund, Inc., Seligman Tax-Aware Fund
 and                             Inc., and Tri-Continental Corporation; Vice President of
 Co-Portfolio                    Seligman Portfolios, Inc. and Portfolio Manager of its
 Manager                         Common Stock Portfolio and Income Portfolio. Formerly,
                                 Portfolio Manager, Nicholas-Applegate Capital Management
                                 from 1996 to 1999; and Vice President, Research and
                                 Quantitative Analysis, Leland O'Brien Rubinstein Associates,
                                 Inc. from 1994 to 1996.
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID GUY (43) 2001 to Date     Managing Director, J. & W. Seligman & Co. Incorporated since     N/A          N/A
 Vice President                  January 2000; Vice President and Co-Portfolio Manager of
 and Co-Portfolio                Seligman Common Stock Fund, Inc., Seligman Tax-Aware Fund,
 Manager                         Inc., and Tri-Continental Corporation; Vice President of
                                 Seligman Portfolios, Inc. and Portfolio Manager of its
                                 Common Stock Portfolio and Income Portfolio. Formerly,
                                 Portfolio Manager, Systematic Investment Group,
                                 Nicholas-Applegate Capital Management from 1997 to 1999; and
                                 Vice President, Equity Derivatives Analysis Group, Salomon
                                 Brothers, Inc. from 1992 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
 THOMAS G.      2000 to Date     Senior Vice President, Finance, J. & W. Seligman & Co.           N/A          N/A
 ROSE (44)                       Incorporated, Seligman Advisors, Inc., and Seligman Data
 Vice President                  Corp.; Vice President, the Seligman Group of investment
                                 companies+, Seligman Services, Inc. and Seligman
                                 International, Inc. Formerly, Treasurer, the Seligman Group
                                 of investment companies and Seligman Data Corp.
------------------------------------------------------------------------------------------------------------------------------------


------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND

INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN INCOME FUND IS SET FORTH BELOW.



                                                                                                            OTHER
                                                                                                            DIRECTORSHIPS
                                                                                             NUMBER OF      HELD BY
                  TERM OF                                                                    PORTFOLIOS IN  DIRECTOR NOT
                  OFFICE AND                                                                 FUND           DISCLOSED
NAME, (AGE),      LENGTH OF                                                                  COMPLEX        UNDER
POSITION(S) HELD  TIME         PRINCIPAL OCCUPATION(S) DURING                                OVERSEEN BY    PRINCIPAL
WITH FUND(O)      SERVED       PAST FIVE YEARS AND OTHER INFORMATION                         DIRECTOR       OCCUPATIONS
------------------------------------------------------------------------------------------------------------------------------------
 LAWRENCE P.    VP: 1992         Senior Vice President and Treasurer, Investment Companies,       N/A           N/A
 VOGEL (45)       to Date        J. & W. Seligman & Co. Incorporated; Vice President and
 Vice President Treas: 2000      Treasurer, the Seligman Group of investment companies+;
 and              to Date        Treasurer, Seligman Data Corp. Formerly, Senior Vice
 Treasurer                       President, Finance, J. & W. Seligman & Co. Incorporated,
                                 Seligman Advisors, Inc. and Seligman Data Corp.; Vice
                                 President, Seligman Services, Inc. and Treasurer, Seligman
                                 International, Inc. and Seligman Henderson Co.
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. (37)  1994 to Date     General Counsel, Senior Vice President, Law and Regulation       N/A           N/A
 NASTA                           and Corporate Secretary, J. & W. Seligman & Co.
 Secretary                       Incorporated; Secretary, the Seligman Group of investment
                                 companies+, Seligman Advisors, Inc., Seligman Services,
                                 Inc., Seligman International, Inc. and Seligman Data Corp.
                                 Formerly, Corporate Secretary, Seligman Henderson Co.
------------------------------------------------------------------------------------------------------------------------------------


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE SHAREHOLDER INQUIRIES.


------

o The address for each of the directors and officers is 100 Park Avenue, New York, NY, 10017, 8th Floor.

# Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

+ The Seligman Group of investment companies consists of twenty-three registered investment companies.

* Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. THE AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of






                                     [LOGO]







                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                WWW.SELIGMAN.COM

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Income Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQIN2 12/01                    [RECYCLE LOGO] Printed on Recycled Paper